PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2014
Property, Plant And Equipment

Property, plant and equipment consisted of the following:

	As of September 30,
	2013	2014
	US$	US$

Buildings	6,051	6,033
Electronic and office equipment	9,523	9,896
Leasehold improvement and building improvement	681	511
Motor vehicles	1,164	1,563

Total	17,419	18,003
Less: Accumulated depreciation	(7,217)	(7,282)

	10,202	10,721